                                                                    EXHIBIT 32.2

                  INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     The undersigned Chief Financial Officer of OYO Geospace Corporation do hereby certify as follows:

     Solely for the purpose of meeting the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K, the undersigned hereby certify that this Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of OYO Geospace Corporation.


                                                       /s/ Thomas T. McEntire
                                                      -------------------------
                                                Name:   Thomas T. McEntire
                                                Title:  Chief Financial Officer
                                                        December 2, 2003